Operating Segments	3 Months Ended
Aug. 31, 2018
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

Note 15 – Operating Segments

The Company has three principal operating segments, which are the retail sales of cannabis and cannabis products through its (1) cannabis dispensary, (2) cannabis production, and (3) cannabis cultivation. These operating segments were determined based on the nature of the products offered and customers. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. The Company’s chief executive officer, and CLS Nevada, Inc.’s chief executive officer and chief operating officer have been identified as the chief operating decision makers. The Company’s chief operating decision makers direct the allocation of resources to operating segments based on the profitability and cash flows of each respective segment. Neither the Company nor any of its segments depends on any single customer, small group of customers, or government for more than 10% of its sales.

Administrative functions such as finance, accounting and information systems are centralized. However, where applicable, portions of the administrative function expenses are allocated between the operating segments. The cannabis dispensary operating segment does not share distribution facilities, however, the production and cultivation segments share manufacturing and distribution facilities. The costs of operating the manufacturing and distribution facilities are captured discretely within each segment. The Company’s property, plant and equipment, inventory, and accounts receivable are captured and reported discretely within each operating segment as well.

The Company has determined that there are currently two reportable segments: (1) cannabis dispensary segment, and (2) cannabis production segment. The cannabis cultivation segment was not separately reported as it does not yet meet any of the quantitative thresholds under applicable accounting literature.

The Company evaluates performance based on several factors, of which the primary financial measure is business segment income before taxes. The accounting policies of the business segments are the same as those described in “Note 1: Summary of Significant Accounting Policies.” Intersegment sales are accounted for at fair value as if sales were to third parties. The following table shows the operations of the Company’s reportable segments for the three months ended August 31, 2018:

	Cannabis	Cannabis	Corporate
	Dispensary	Production	and
	Segment	Segment	Eliminations	Consolidated

Sales to unaffiliated customers	$776,707	$402,646	$-	$1,179,353
Intersegment sales	-	58,814	(58,814)	-
Net sales	$776,707	$461,460	$(58,814)	$1,179,353
Net income (loss)	$(204,044)	$4,022	$(16,456,918)	$(16,656,940)
Total assets(1)	$1,084,414	$361,845	$33,751,711	$35,197,970
Total liabilities	$698,867	$265,620	$5,347,695	$6,312,182
Property additions	$3,553	$-	$-	$3,553
Depreciation and amortization(2)	$22,043	$1,007	$25,411	$48,461

(1)      Total assets are the owned or allocated assets used by each business. Corporate assets consist of cash and cash equivalents, unallocated fixed assets of support divisions and common facilities, and certain other assets.

(2)      Corporate property additions and depreciation and amortization expense include items attributable to the unallocated fixed assets of support divisions and common facilities.